Exhibit 24-a        Powers of Attorney


                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each officer or director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1.65 billion of debt securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Dated:            July 26, 2000
                                                       /s/ Lilyan H. Affinito
                                                       ----------------------
                                                           Lilyan H. Affinito

--------------------------------------------------------------------------------
                                                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each officer or director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1.65 billion of debt securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Dated:            July 26, 2000
                                                       /s/ George Bugliarello
                                                       ----------------------
                                                           George Bugliarello

                                                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each officer or director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1.65 billion of debt securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Dated:            July 26, 2000
                                                           /s/ Robert B. Catell
                                                           --------------------
                                                              Robert B. Catell
--------------------------------------------------------------------------------

                                                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each officer or director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1.65 billion of debt securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Dated:            July 26, 2000
                                                             /s/ Howard R. Curd
                                                             ------------------
                                                                 Howard R. Curd

                                                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each officer or director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1.65 billion of debt securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            July 26, 2000
                                                         /s/ Richard N. Daniel
                                                         ---------------------
                                                             Richard N. Daniel

--------------------------------------------------------------------------------

                                                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that each officer or director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1.65 billion of debt securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            July 26, 2000
                                                         /s/ Donald H. Elliott
                                                         ---------------------
                                                            Donald Elliot

                                                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each officer or director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1.65 billion of debt securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Dated:            July 26, 2000
                                                            /s/ Alan H. Fishman
                                                            -------------------
                                                               Alan H. Fishman

--------------------------------------------------------------------------------

                                                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each officer or director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1.65 billion of debt securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            July 26, 2000
                                                           /s/ James R. Jones
                                                           ------------------
                                                               James R. Jones

                                                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each officer or director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1.65 billion of debt securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            July 26, 2000
                                                         /s/ Stephen W. McKessy
                                                         ----------------------
                                                            Stephen W. McKessy

--------------------------------------------------------------------------------

                                                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each officer or director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1.65 billion of debt securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            July 26, 2000
                                                           /s/ Edward D. Miller
                                                           --------------------
                                                               Edward D. Miller

                                                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each officer or director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1.65 billion of debt securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Dated:            July 26, 2000
                                                          /s/ Basil A. Paterson
                                                          ---------------------
                                                             Basil A. Paterson


--------------------------------------------------------------------------------


                                                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that each officer or director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1.65 billion of debt securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Dated:            July 26, 2000
                                                           /s/ James Q. Riordan
                                                           --------------------
                                                              James Q. Riordan

                                                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each officer or director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 relating to the issuance of up to $1.65 billion of debt securities and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Dated:            July 26, 2000
                                                               /s/ Vincent Tese
                                                               ----------------
                                                                  Vincent Tese

Exhibit 24-b Certified resolution of the Board of Directors of KeySpan Energy authorizing signatures pursuant to power of attorney

                                     EXTRACT
                          MINUTES OF THE MEETING OF THE
                               BOARD OF DIRECTORS
                                       OF
                               KEYSPAN CORPORATION

      After discussion, upon motion duly seconded, it was RESOLVED, That the proper officers of the Corporation be and hereby are authorized to appoint Chase, CSI, J.P. Morgan and/or Morgan Guaranty to act as agent on its behalf to borrow up to $3,700,000,000 from time to time, in the name of and on behalf of this Corporation from the various lenders participating in a syndication to be arranged by Chase, CSI, Morgan Guaranty and/or J.P. Morgan. Such borrowing shall be evidenced by unsecured promissory notes of this Corporation, bearing such dates, rates and maturities as the proper officers of the Corporation may, in their discretion, determine and that the proper officers of the Corporation hereby are authorized and empowered for and on behalf of the Corporation to execute and deliver said notes which in the aggregate may be up to $3,700,000,000 and which may be utilized for general corporate purposes including commercial paper support and the possible issuance of letters of credit;

           RESOLVED, That the proper officers of the Corporation are hereby authorized to increase or decrease the level of participation of each lender, as contemplated by the aforesaid resolution, provided the total aggregate principal amount of the promissory notes do not exceed $3,700,000,000;

           RESOLVED, That each of the proper officers of the Corporation is authorized, in the name and on behalf of the Corporation, to take or cause to be taken any and all such further action and to prepare, execute and deliver or to be caused to be prepared, executed and delivered all such further agreements, documents, certificates and undertakings, as well as any amendments or modifications thereto and to incur all such fees and expenses, as in his or her judgment shall be necessary, appropriate or advisable to carry out and effectuate the purpose and intent of any and all of the foregoing resolutions; and

           FURTHER RESOLVED, That the Chairman and Chief Executive Officer, President, Chief Financial Officer or Treasurer of the Corporation be and each of them shall be considered a proper officer for each of the foregoing resolutions.

     I, R. A. Rapp, Jr., Vice President, Secretary & Deputy General Counsel of KeySpan Corporation, DO HEREBY CERTIFY that the foregoing is a true and correct copy of resolutions duly adopted by the Board of Directors of said Corporation at a meeting duly called and held July 26, 2000, at which a quorum was present and voting throughout, and that such resolutions are in full force and effect on the date of this certification.

        WITNESS my hand and seal of the Corporation this 14th day of August, 2000.

                                                       /s/ R. A. Rapp, Jr.
                                                       -------------------
                                                           R. A. Rapp, Jr.
                                                       Vice President, Secretary
                                                       & Deputy General Counsel